abrdn Funds

(the “Trust”)

abrdn Focused U.S. Small Cap Active ETF

abrdn Emerging Markets Dividend Active ETF

(each a “Fund” and together the “Funds”)

Supplement dated June 12, 2025 to the Funds’ Statutory Prospectus (the “Prospectus”),
dated February 28, 2025, as supplemented to date

Effective immediately, the following replaces footnote 2 to the Annual Fund Operating Expenses table in the section entitled “Summary – abrdn Focused U.S. Small Cap Active ETF – Fees and Expenses of the Fund” starting on page 1 of the Prospectus:

(2) abrdn Funds (the “Trust”) and abrdn Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 0.65% for the Fund. This contractual limitation may not be terminated before February 28, 2027 without the approval of the Independent Trustees of the Board. This limit excludes (i) interest, taxes, brokerage fees and short sale dividend expenses; (ii) expenses incurred indirectly by the Fund as a result of investments in short term investment vehicles such as money market funds that do not exceed 0.005% of a Fund’s average net assets (“acquired fund fees and expenses” or “AFFE”) (but includes AFFE for other investment companies and pooled investment vehicles); and (iii) extraordinary expenses, if any. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

Effective immediately, the following replaces footnote 3 to the Annual Fund Operating Expenses table in the section entitled “Summary – abrdn Emerging Markets Dividend Active ETF – Fees and Expenses of the Fund” starting on page 5 of the Prospectus:

(3)  The Trust and the Adviser have entered into a written contract limiting operating expenses to 0.70% for the Fund. This contractual limitation may not be terminated before February 28, 2027 without the approval of the Independent Trustees of the Board. This limit excludes (i) interest, taxes, brokerage fees and short sale dividend expenses; (ii) expenses incurred indirectly by the Fund as a result of investments in short term investment vehicles such as money market funds that do not exceed 0.005% of a Fund’s average net assets (“acquired fund fees and expenses” or “AFFE”) (but includes AFFE for other investment companies and pooled investment vehicles); and (iii) extraordinary expenses, if any. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

Effective immediately, the following replaces the third paragraph in the section entitled “Management Fees” starting on page 20 of the Prospectus:

The Adviser has entered into a written expense limitation agreement dated December 11, 2024 with the Trust on behalf of the Funds listed in the table below through February 28, 2027. The expense limitation excludes (i) interest, taxes, brokerage fees and short sale dividend expenses; (ii) expenses incurred indirectly by a Fund as a result of investments in short term investment vehicles such as money market funds that do not exceed 0.005% of a Fund’s average net assets (“acquired fund fees and expenses” or “AFFE”) (but includes AFFE for other investment companies and pooled investment vehicles); and (iii) extraordinary expenses for a Fund. Pursuant to such expense limitation agreement, the Adviser has contractually agreed to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses, of the Fund as follows:

Please retain this supplement for future reference.

abrdn Funds
(the “Trust”)

abrdn Focused U.S. Small Cap Active ETF

abrdn Emerging Markets Dividend Active ETF

(each a “Fund” and together the “Funds”)

Supplement dated June 12, 2025 to Funds’ Statement of Additional Information (the “SAI”),
dated February 28, 2025, as supplemented to date

Effective immediately, the following replaces the first paragraph in the section entitled “Limitation of Fund Expenses” starting on page 65 of the SAI:

In the interest of limiting the expenses of the Funds, abrdn may from time to time waive some or all of its investment advisory fee or reimburse other fees for any of the Funds. In this regard, abrdn has entered into written expense limitation agreement with the Trust on behalf of the Funds. Pursuant to the expense limitation agreement, abrdn has agreed to waive or limit its fees and to assume other expenses to the extent necessary, subject to certain exclusions, to limit the total annual operating expenses of each such Fund to the limits described below. This limit excludes (i) interest, taxes, brokerage fees and short sale dividend expenses; (ii) expenses incurred indirectly by a Fund as a result of investments in short term investment vehicles such as money market funds that do not exceed 0.005% of a Fund’s average net assets (“acquired fund fees and expenses” or “AFFE”) (but includes AFFE for other investment companies and pooled investment vehicles); and (iii) extraordinary expenses for a Fund Please note that the waiver of fees will cause the total return and yield of a Fund to be higher than they would otherwise be in the absence of such a waiver.

Please retain this supplement for future reference.